John Hancock Variable Insurance Trust (the “Trust”)

Supplement dated September 17, 2020 to the current prospectus (the “Prospectus”), as may be supplemented

Active Bond Trust (the “fund”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.

At its meeting held on September 15–17, 2020, the Trust’s Board of Trustees approved changes to the principal investment strategies and additional changes described below, each effective immediately:

1.	The disclosure as it relates to the fund under “Principal investment strategies” in the “Fund summary” section of the prospectus will be amended and restated in its entirety as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. (The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The fund seeks to invest its assets in debt securities and instruments with an average duration of plus or minus one year of its benchmark, Bloomberg Barclays US Aggregate Bond Index, however, there is no limit on the fund’s average maturity. As part of its investment strategy, the fund may invest in mortgage-backed securities to a significant extent.

Eligible investments include, but are not limited to:

•	U.S. Treasury and agency securities;
•	Asset-backed securities and mortgage-backed securities, both investment grade and below-investment grade, including mortgage pass-through securities, interest-only securities, commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CMOs”);
•	Corporate bonds, both U.S. and foreign, and without any limit on credit quality; and
•	Foreign government and agency securities.

The fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”), or a comparable rating by another Nationally Recognized Statistical Ratings Organization). The subadvisor uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Because the fund is actively managed, it may have a higher than average portfolio turnover ratio, which may increase expenses and affect performance results.

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency.

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Manulife Investment Management (US) LLC manages the fund with two investment teams, each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced periodically so that each team manages the following portions of the fund:

50%* Securitized Asset Team 50%* Core / Core Plus Team

*Percentages are approximate. Since the fund is only rebalanced periodically, the actual portion of the fund managed by each team will vary.

This allocation methodology may change in the future.

Securitized Asset Team

The Securitized Asset Team uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The Securitized Asset Team opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

This portion of the fund normally has no more than 10% of its total assets in high yield bonds (“junk bonds”) and normally invests in foreign securities only if U.S. dollar-denominated. This portion of the fund normally has an average credit rating of “A” or “AA.”

The Core / Core Plus Team

The Core / Core Plus Team uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The team seeks to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

This portion of the fund normally has no more than 25% of its total assets in high yield bonds (sometimes referred to as “junk bonds”) and may invest in both U.S. dollar-denominated and foreign currency-denominated foreign securities. This portion of the fund normally has an average credit rating of “A” or “AA.”

Under normal circumstances, no more than 15% of the total assets of the portion of the fund managed by the Core / Core Plus Team will be invested in asset-backed securities rated lower than A by both rating agencies. The fund’s investment policies are based on credit ratings at the time of purchase.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic transactions risk” including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and forwards.

2.	In addition, effectively immediately, David A. Bees, CFA is added as portfolio manager of the fund. David A. Bees, CFA, Peter M. Farley, CFA, Howard C. Greene, and Jeffrey N. Given, CFA are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
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The following replaces in its entirety the portfolio manager information in the summary section of the prospectus for this fund under the heading “Portfolio management” effective immediately:

Peter M. Farley, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2005	Jeffrey N. Given, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since 2006
Howard C. Greene Senior Managing Director and Senior Portfolio Manager Managed fund since 2005	David A. Bees, CFA Managing Director and Portfolio Manager Managed fund since 2020

3.	The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Manulife Investment Management (US) LLC (“Manulife IM (US)”)” is amended to include David A. Bees, CFA as a Portfolio Manager of the fund:

David A. Bees, CFA. Managing Director and Portfolio Manager; joined Manulife IM (US) in 2001.

Real Estate Securities Trust (the “fund”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.

At its meeting held on September 15–17, 2020, the Trust’s Board of Trustees (“Board”) approved the appointment of Wellington Management Company LLP (“Wellington Management”) to replace DWS Investment Management Americas, Inc. (“DWS”) as subadvisor to the fund, and RREEF America L.L.C. (“RREEF”) as sub-subadvisor to the fund, effective on or about the close of business on November 16, 2020 (the “Effective Date”). The Board also approved changes to the principal investment strategies, primary benchmark, a reduction in the fund’s management fee schedule, and additional changes described below, each effective as of the Effective Date.

In connection with the changes described above, the Prospectus is hereby amended as of the Effective Date as follows:

1.	All references to DWS and RREEF will be deleted and replaced with Wellington Management as the subadvisor.
2.	The disclosure as it relates to the fund under “Principal investment strategies” in the “Fund summary” section of the prospectus will be amended and restated in its entirety as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

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A company is considered to be a real estate company if the Global Industry Classification Standards (or some other common industry accepted sector or industry classification schema) includes the company within its Real Estate sector or Hotels, Restaurants & Leisure Industry or Homebuilding sub-industry.

The manager looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

Our approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities, combined with a top-down analysis of the real estate market. We believe that property markets overly discount and extrapolate short-term events and that a research-intensive and long-term focus are the keys to sustainable alpha generation. By focusing on multiple valuation metrics and leveraging our analytical resources at both the team and firm level, we are able to identify short-term dislocations between stock prices and fundamentals, and ultimately invest in what we believe are long-term winners at below market valuations. Our bottom-up research coupled with top-down trends in the property markets allow us to effectively capture inflection points and own companies with dominant and improving market positions before their true value is recognized by the broader investment community.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The fund may realize some short-term gains or losses if the manager chooses to sell a security because it believes that one or more of the following is true:

•	A security is not fulfilling its investment purpose;
•	A security has reached its optimum valuation; or
•	A particular company or general economic conditions have changed.

Based on its recent practices, the manager expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.

When the manager believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts

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and other similar securities. (Stock index futures contracts, can help the fund’s cash assets remain liquid while performing more like stocks.)

The fund may invest up to 10% of its total assets in securities of foreign real estate companies.

The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer. The fund concentrates its investments in securities of issuers in the real estate industry.

3.	As of the Effective Date, the following disclosure will be added following the first paragraph under the heading “Past Performance” in the summary section of the prospectus:

Prior to November 16, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington Management Company LLP (“Wellington Management”). The fund’s performance shown below might have differed materially had Wellington Management managed the fund prior to November 16, 2020.

4.	In the “Average annual total returns” table under the heading “Past performance” in the summary section of the prospectus, the returns of the Dow Jones U.S. Select REIT Index are added as stated below.

Average Annual Total Returns for Period Ended 12/31/2019

Average annual total returns (%)
	1 Year	5 Year	10 Year	Date of Inception
Series I	29.40	7.82	12.26	04/30/87
Series II	29.08	7.60	12.03	01/28/02
Series NAV	29.47	7.88	12.32	02/28/05
Dow Jones U.S. Select REIT Index* (reflects no deduction for fees, expenses, or taxes)	23.10	6.40	11.57
MSCI U.S. REIT Index (reflects no deduction for fees, expenses, or taxes)	25.84	7.03	11.93

*	Prior to November 16, 2020, the fund’s primary benchmark was the MSCI U.S. REIT Index. Effective November 16, 2020, the fund’s primary benchmark index is the Dow Jones U.S. Select REIT Index. The Dow Jones U.S. Select REIT Index is better aligned with the fund’s investment strategy.
5.	In the summary section of the prospectus, the information under the heading “Portfolio management” is revised and restated in its entirety as follows:

Bradford D. Stoesser

Senior Managing Director and Equity Portfolio Manager

Managed fund since 2020

6.	The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Wellington Management Company LLP (“Wellington Management”)” is amended to include the fund and Bradford D. Stoesser as Portfolio Manager of the fund.
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Bradford D. Stoesser. Senior Managing Director and Equity Portfolio Manager of Wellington Management; joined the firm as an investment professional in 2005.

7.	In addition, the advisory fee schedule for the fund, as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

Fund	APR	Advisory Fee Breakpoint
Real Estate Securities Trust	0.700%	— first $1.5 billion; and
	0.680%	— excess over $1.5 billion.*

* The fee schedule above became effective on November 16, 2020.

You should read this supplement in conjunction with the Prospectus and retain it for future reference.

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John Hancock Variable Insurance Trust

Supplement dated September 17, 2020 to the current Statement of Additional Information (the “SAI”), as may be supplemented

Active Bond Trust (the “fund”)

Effective immediately, David A. Bees, CFA is added as portfolio manager of the fund. David A. Bees, CFA, Peter M. Farley, CFA, Howard C. Greene, and Jeffrey N. Given, CFA are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

The disclosure under “APPENDIX III - PORTFOLIO MANAGER INFORMATION” applicable to Manulife Investment Management (US) LLC (“Manulife IM (US)”) as the subadvisor of the fund, as it specifically relates to the fund’s portfolio managers, is amended as follows to the add the portfolio manager information for David A. Bees, CFA, effective immediately:

The following table reflects information regarding other accounts for which the portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies and series thereof; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund and similarly managed accounts.

The following table reflects information as of August 30, 2020.

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Portfolio Manager
David A. Bees	2	1211	2	561	6	1189

There are no accounts that pay fees based upon performance.

Ownership of fund shares. Mr. Bees did not beneficially own any shares of the fund or beneficially own shares of similarly managed accounts as of August 30, 2020.

Real Estate Securities Trust (the “fund”)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the SAI.

At its meeting held on September 15–17, 2020, the Trust’s Board of Trustees (“Board”) approved the appointment of Wellington Management Company LLP (“Wellington Management”) to replace DWS Investment Management Americas, Inc. (“DWS”) as subadvisor to the fund, and RREEF America L.L.C. (“RREEF”) as sub-subadvisor to the fund, effective on or about the close of business on November 16, 2020 (the “Effective Date”).

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In connection with the changes described above, the SAI is hereby amended as of the Effective Date as follows:

All references to DWS and RREEF will be deleted and replaced with Wellington Management as the subadvisor.

You should read this supplement in conjunction with the SAI and retain it for future reference.

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